Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K of Analog Devices, Inc. (the “Company”) for the period ended October 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Prashanth Mahendra-Rajah, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Prashanth Mahendra-Rajah
Prashanth Mahendra-Rajah
Chief Financial Officer

Dated: December 3, 2021